UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As disclosed in the Current Report on Form 8-K filed by Vishay Intertechnology, Inc. (the “Company”) on June 3, 2011, at the Company’s Annual Meeting of Stockholders held on June 1, 2011, a majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation triennially. In line with this recommendation by the Company’s stockholders, the Company’s Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials triennially until the next stockholder vote on the frequency of an advisory vote on executive compensation, which will be no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Gerald Paul

Name:	Dr. Gerald Paul
Title:	President and Chief Executive Officer